                                                                  Exhibit 10.84


                            ASSIGNMENT OF COLLATERAL

                      (FIVE HUNDRED BOYLSTON WEST VENTURE)

      THIS ASSIGNMENT OF COLLATERAL (hereinafter referred to as the "Assignment") is made as of the 27 day of October, 1997, by STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN (hereinafter referred to as "Assignor") in favor of DIHC Boylston Associates (hereinafter referred to as "Assignee").

                              W I T N E S S E T H :

      WHEREAS, Assignor is the recipient and owner of the promissory note and collateral security documents described on Exhibit A attached hereto and by this reference incorporated here (the "Collateral"); and

      WHEREAS, pursuant to that certain Loan Purchase Agreement dated as of August 18, 1997, between Assignor and Cornerstone Properties Inc., Assignor has agreed to transfer all of its right, title and interest in and to the Collateral to Assignee.

      NOW, THEREFORE, for and in consideration of the exchange of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto covenant and agree as follows:

I. Assignor hereby irrevocably transfer assigns, grants, bargains, sells, conveys, aliens, remises, releases, warrants, set over and confirms unto Assignee for its benefit and the benefit of its successors and assigns, all of its right, title and interest in and to the Collateral without recourse or warranty except as provided for and set forth in that certain Loan Purchase Agreement dated as of August 18, 1997, executed by and between Assignor and Cornerstone Properties Inc.

II. Upon the request of Assignee, Assignor shall execute and deliver to Assignee such further instruments as Assignee may deem reasonably necessary to effectuate this Assignment.

III. This Assignment shall bind and inure to the benefit of the Assignor and Assignee and their respective heirs, successors and assigns.

IV. Nothing in this Assignment shall be construed to give to any person other than Assignee its successors and assigns any legal or equitable right, remedy or claim under this Assignment, and this Assignment shall be held for the sole and exclusive benefit of Assignee and its successors and assigns.

V. This Assignment shall be governed by, construed and enforced in accordance with the laws of the State of Massachusetts.

      IN WITNESS WHEREOF, Assignor and Assignee have executed or caused to be executed this Assignment under seal, as of the date and year first above written.

Property Address:                    ASSIGNOR:
500 Boylston Street
Boston, Massachusetts 02116          STICHTING PENSIOENFONDS VOOR DE
                                     GEZONDHEID, GEESTELIJKE EN
                                     MAATSCHAPPELIJKE BELANGEN


                                     By: /s/
                                        --------------------------------
                                     Name: Jan H.W.R. van der Vlist
                                     Title: Attorney-in-fact


                                     By: /s/
                                        --------------------------------
                                     Name: Anneke C. van der Puttelaar
                                     Title: Attorney-in-fact

                                     ASSIGNEE:

                                     DIHC BOYLSTON ASSOCIATES

                                     By: DIHC Boylston Corp., a general partner


                                         By: /s/
                                            ----------------------------
                                            Name:  John S. Moody
                                            Title: Chief Executive Officer


                                         By: /s/
                                            ----------------------------
                                            Name:  Rodney C. Dimock
                                            Title: Executive Vice President &
                                                   Chief Operating Officer

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


      On the 27 day of October 1997 before me personally came Jan M.W.R Van der Vlist to me known who, being by me duly sworn, did depose and say that he resides at The Netherlands; that he is the ___________ of STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN, the foundation described in and which executed the foregoing instrument; and that he executed the foregoing instrument by order of the Board of Directors of said corporation, as and for the act and deed of said corporation.


                                    /s/
                                    --------------------------------------
                                    Notary Public

                                          Patti A. Olson
                                          Notary Public, State of New York
                                          No. 4738281

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

      On the 27 day of October, 1997 before me personally came Anneke C. Van de Puttelaar, to me known who, being by me duly sworn, did depose and say that he resides at The Netherlands; that he is the ___________ of STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN, the foundation described in and which executed the foregoing instrument; and that he executed the foregoing instrument by order of the Board of Directors of said corporation, as and for the act and deed of said corporation.


                                    /s/
                                    --------------------------------------
                                    Notary Public

                                          Patti A. Olson
                                          Notary Public, State of New York
                                          No. 4738281
                                          Commission Expires August 31, 1999

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

      On the 27 day of October 1997 before me personally came John S. Moody, to me known who, being by me duly sworn, did depose and say that he resides at New York; that he is the President of CORNERSTONE PROPERTIES INC., the corporation described in and which executed the foregoing instrument; and that he executed the foregoing instrument by order of the Board of Directors of said corporation, as and for the act and deed of said corporation.


                                    /s/
                                    --------------------------------------
                                    Notary Public

                                          Patti A. Olson
                                          Notary Public, State of New York
                                          No. 4738281

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

      On the 27 day of October 1997 before me personally came Rodney C. Dimock, to me known who, being by me duly sworn, did depose and say that he resides at New York; that he is the Executive Vice President of CORNERSTONE PROPERTIES INC., the corporation described in and which executed the foregoing instrument; and that he executed the foregoing instrument by order of the Board of Directors of said corporation, as and for the act and deed of said corporation.


                                    /s/
                                    --------------------------------------
                                    Notary Public

                                          Patti A. Olson
                                          Notary Public, State of New York
                                          No. 4738281
                                          Commission Expires August 31, 1999

                                    EXHIBIT A

VI. "A" Note dated as of May 29, 1986, executed by Five Hundred Boylston West Venture ("500") in favor of DIHC Finance Corporation ("DIFCO") in the original principal amount of $153,650,000; as assigned from DIFCO to Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen ("PGGM") pursuant to that certain Assignment of "A" Note and First Mortgage and Security Agreement dated as of February 10, 1989, recorded in the Suffolk County Registry of Deeds Office, Boston, Massachusetts, in Book 15439 at page 37, and filed with the Suffolk Registry District of the Land Court as Document Number 449660.

VII. First Mortgage and Security Agreement dated as of May 29, 1986, executed by 500 in favor of DIFCO, recorded in Deed Book 12524 at page 319, and filed as Document Number 405540, aforesaid records; as assigned from DIFCO to PGGM pursuant to that certain Assignment of "A" Note and First Mortgage and Security Agreement dated as of February 10, 1989, recorded in Deed Book 15439 at page 37, and filed as Document Number 449660, aforesaid records.

3. First Collateral Assignment of Leases and Rents dated as of May 29, 1986, executed by 500 in favor of DIFCO, recorded in Deed Book 12525 at page 001, and filed as Document Number 405541, aforesaid records; as assigned from DIFCO to PGGM pursuant to that certain Assignment of First Collateral Assignment of Leases and Rents dated as of February 10, 1989, recorded in Deed Book 15439 at page 40, and filed as Document Number 449661, aforesaid records.

4. Building Loan Agreement dated as of May 29, 1986, executed by 500 in favor of DIFCO; as assigned by DIFCO to PGGM pursuant to that certain Assignment of Loan Documents dated as of October __, 1997.

5. Guaranty dated as of May 29, 1986, executed by Dutch Institutional Holding Company, Inc. in favor of 500; as assigned by DIFCO to PGGM pursuant to that certain Assignment of Loan Documents dated as of October __, 1997.

                                     ALLONGE

                               ENDORSEMENT OF NOTE

                      (FIVE HUNDRED BOYLSTON WEST VENTURE)

      Pay to the order of DIHC BOYLSTON ASSOCIATES (the "Assignee") without recourse or warranty except as provided for and set forth in that certain Loan Purchase Agreement dated as of August 18, 1997 executed by and between Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen and Cornerstone Properties Inc.

                                          STICHTING PENSIOENFONDS VOOR
                                          DE GEZONDHEID, GEESTELIJKE EN
                                          MAATSCHAPPELIJKE BELANGEN


                                          By: /s/
                                             -----------------------------------
                                          Name: Jan H.W.R. van der Vlist
                                          Title: Attorney-in-fact


                                          By: /s/
                                             -----------------------------------
                                          Name: Anneke C. Van de Putterlaar
                                          Title: Attorney-in-fact

                                    DATE: October 27, 1997